Exhibit 10.26

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the 16th day of December, 2022 by and among White River Energy Corp, a Nevada corporation (the “Company”) and Centrecourt Asset Management LLC, a New York limited liability company (the “Investor”).

WHEREAS, the Company has agreed to provide certain registration rights to the Investor in order to induce the Investor to enter into that certain Consulting Agreement dated the date of this Agreement (the “Consulting Agreement”).

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1. Definitions. Unless the context otherwise requires, the capitalized words and terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined. Capitalized terms used and not otherwise defined herein shall; have the meanings ascribed to them under the Consulting Agreement.

“Agreed Value” means $ 1,666,666.67.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Commission” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Company Securities” has the meaning any securities proposed to be sold by the Company for its own account in a registered public offering.

“Effective Date” has the meaning assigned to it in Section 3(a) of this Agreement.

“Event” has the meaning assigned to it in Section 2(b) of this Agreement.

“Event Date” has the meaning assigned to it in Section 2(b) of this Agreement.

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“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Excluded Forms” means registration statements under the Securities Act on Forms S-4 and S-8, or any successors thereto.

“Fair Market Value” shall mean: (i) if the principal trading market for such securities is a national securities exchange or the OTCQB (or a similar system then in use), the last reported sales price on the principal market on the Event Date or if the Event Date is not a trading day, the trading day immediately prior to such an Event Date; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Open Market , the average of the high bid and low ask prices so reported on the Event Date or if the Event Date is not a trading day on the trading day immediately prior to such Event Date. Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company.

“Filing Date” has the meaning assigned to it in Section 2(a) of this Agreement.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Non-Registered Shares” has the meaning assigned to it in Section 2(b) of this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

“PIPE Registration Statement” means the registration statement on Form S-1 filed by Company with the Commission on December 7, 2022 (File No. 333-268707), as may be amended from time-to-time, which relates to the spin-off by Ecoark Holdings Inc. of the Company’s common stock and the resale of shares of common stock by certain selling stockholders underlying the Company’s Series C Convertible Preferred Stock and shares of common stock issuable by the Company upon the exercise of certain warrants.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Shares issuable to the Investor pursuant the Consulting Agreement and (ii) any securities of the Company issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

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“Registration Statement” means any registration statement filed by the Company pursuant to this Agreement.

“Rule 144” is defined in Section 9 of this Agreement.

“Selling Expenses” means all selling commissions, finder’s fees and stock transfer taxes applicable to the Registrable Securities registered by the Investor and all fees and disbursements of counsel for the Investor.

“SEC Guidance” has the meaning assigned to it in Section 2(b) of this Agreement.

“Securities Act” means the Securities Act of 1933 (or successor statute).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

2. Required Registration.

(a) On or about January 31, 2023 (as may be adjusted pursuant hereto, the “Filing Date”), the Company shall file with the Commission a Registration Statement on Form S-1 or such other form as may be appropriate in order to permit the Investor to publicly sell the Registrable Securities, provided however that notwithstanding anything herein to the contrary, the number of Shares the Company is required to register under this Agreement and the timing of such registration, and the liquidated damages pursuant to Section 2(d), shall not apply if and to the extent that the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (including as a result of the PIPE Registration Statement). In the event the Company amends a Registration Statement in accordance with the foregoing to reduce the number of Registrable Securities registered for resale thereunder, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by SEC Guidance provided to the Company or available to registrants of securities in general, one or more Registration Statements for the Investor’s resale of those Registrable Securities that were not registered for resale on such Registration Statement. With respect to any Registrable Securities not included in a Registration Statement pursuant to this Section 2(a), the term “Filing Date” shall be construed to mean the earliest practical date on which the Company is permitted by SEC Guidance to file an additional Registration Statement related to those Registrable Securities. Notwithstanding anything herein to the contrary, the Company may, but shall not be required to, include some or all of the Registrable Securities in the PIPE Registration Statement, if and to the extent permitted by SEC Guidance and the definitive agreements entered into in connection with the PIPE Registration Statement, forms of which were publicly filed by the Company with the Commission as exhibits to the PIPE Registration Statement.

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(b) If: (i) the Registration Statement is not filed on or prior to the Filing Date; or (ii) the Company fails to cause the Registration Statement to be declared effective by the Effective Date (any such failure or breach being referred to as an “Event,” and the date on which such Event occurs being referred to as the “Event Date”), then, until the applicable Event is cured, the Company shall pay to the Investor, in cash, or in Common Stock at Fair Market Value at the Company’s option, as liquidated damages and not as a penalty, an amount equal to 1.0% of the Agreed Value for each 30 day period (prorated for partial periods), up to a maximum of 6%, during which such Event continues uncured. While such Event continues, such liquidated damages shall be paid not less often than every 30 days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within seven Trading Days following the date on which such Event has been cured by the Company. Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a Registration Statement is prohibited (the “Non-Registered Shares”) as a result of rules, regulations, or publicly-available written or oral guidance, positions or releases issued or actions taken by the Commission (including its Division of Corporation Finance or any other part of its staff) including pursuant to its authority with respect to Rule 415 (or successor rule) (“SEC Guidance”) and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the Commission (including its Division of Corporation Finance or any other part of its staff), then the liquidated damages described in this Section 2(b) shall not be applicable to such Non-Registered Shares.

3. Obligations of the Company. If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company shall:

(a) use commercially reasonable efforts to prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective within 10 days of the date of this Agreement;

(b) use commercially reasonable efforts to prepare and file with the Commission such amendments to such Registration Statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such Registration Statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement;

(c) furnish to the Investor such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

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(d) use all commercially reasonable efforts to make such filings under the securities or blue sky laws of New York to enable the Investor to consummate the sale in such jurisdiction of the Registrable Securities owned by the Investor;

(e) notify the Investor at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g) to use commercially reasonable efforts to cause Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then quoted; and

(h) notify the Investor of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4. Other Procedures.

(a) Subject to the remaining provisions of this Section 4(a) and the Company’s general obligation to use commercially reasonable efforts under Section 3, and subject further to SEC Guidance, the Company shall be required to maintain the effectiveness of a Registration Statement from the Effective Date until the earlier of (i) the sale of all Registrable Securities, or (ii) one year from the date of this Agreement. Provided, however, that the Company shall not be required to file any post-effective amendment to any Registration Statement or file any prospectus supplement under Rule 424(b)(3) of the Securities Act beginning six months from the date of this Agreement unless and until the Company fails to file with the Commission a Form 10-Q or Form 10-K within the time required by the rules of the Commission including Rule 12b-25 (or any successor rule). The Company shall have no liability to the Investor for delays in the Investor being able to sell the Registrable Securities (i) as long as the Company uses commercially reasonable efforts to file a Registration Statement, amendments to a Registration Statement, post-effective amendments to a Registration Statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the Commission.

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(b) In consideration of the Company’s obligations under this Agreement, the Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investor shall forthwith discontinue his sale of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e) and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(c) The Company’s obligation to file any Registration Statement or amendment including a post-effective amendment, shall be subject to each Investor, as applicable, furnishing to the Company in writing such information and documents regarding such Investor and the distribution of such Investor’s Registrable Securities as may reasonably be required to be disclosed in the Registration Statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein. The Company’s obligations are also subject to each Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation). If any Investor fails to provide all of the information required by this Section 4(c), the Company shall have no obligation to include his Registrable Securities in a Registration Statement or it may withdraw such Investor’s Registrable Securities from the Registration Statement without incurring any penalty or otherwise incurring liability to such Investors.

(d) If any such Registration Statement refers to the Investor by name or otherwise as a stockholder of the Company, but such reference to the Investor by name or otherwise is not required by the Securities Act, the rules thereunder or SEC Guidance, then the Investor shall have the right to require the deletion of the reference to the Investor, as may be applicable.

(e) In connection with the sale of Registrable Securities, the Investor shall deliver to each purchaser a copy of any necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

(f) If the Registrable Securities are eligible for sale under Rule 144, the Investor shall sell the Registrable Securities under Rule 144 rather than the Registration Statement.

5. Registration Expenses. In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

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6. Reserved.

7. Certain Limitations on Registration Rights. If, at any time prior to the effectiveness of any Registration Statement filed pursuant to this Agreement, if the Company determines to file a Registration Statement with the Commission for the public sale of its securities and the managing underwriter of such offering offers to purchase the Registrable Securities for its own account at the same price including underwriting discounts and applicable expenses as paid to the Company, the Investor shall either (i) elect to include its Registrable Securities being registered pursuant to this Agreement in the Registration Statement covering the sale of the Company’s securities, or (ii) immediately cease its public sales for a period of 90 days following the effective date of the Registration Statement covering the sale by the Company. Additionally, no Investor may participate in the Registration Statement relating to the sale by the Company of its Common Stock as provided above unless such Investor enters into an underwriting agreement with the managing underwriter and completes and/or executes all questionnaires, indemnities and other reasonable documents requested by the managing underwriter. The Investor shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company (including any short sale) or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such Registration Statement. In such event, the Investor shall, if requested, sign a customary market stand-off letter with the Company’s managing underwriter, and to comply with applicable rules and regulations of the Commission.

8. Allocation of Securities Included in Registration Statement. In the case of a registration pursuant to Section 7 for the Company’s account, if the Company’s managing underwriter shall advise the Company and the Investor in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Investor and securities offered by other holders, and (b) the Company’s securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company securities sought to be registered shall be included in such registration, and (ii) next, the number of Registrable Securities offered by the Investor and securities offered by other holders shall be included in such registration to the extent permitted by the Company’s managing underwriter with the number of Registrable Securities and such other securities being registered determined on a pro-rata basis based on the number of Registrable Securities and securities the participating holders including the Investor desire to have registered; provided, however, that, if the Investor would be required pursuant to the provisions of this Section 7 to reduce the number of Registrable Securities that he may include in such registration, the Investor may withdraw all or any portion of its Registrable Securities from such registration and may resume selling shares under the Registration Statement (assuming it is effective) referred to in Section 2 after the 90-day lock-up period.

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9. Rule 144. For one year from the date of this Agreement, the Company covenants that it will file the reports required to be filed under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c)(2) promulgated under the Securities Act), and it will take such further action as the Investor may reasonably request, or to the extent required from time to time to enable the Investor to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, “Rule 144”). Upon request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

10. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

12. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

13. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by email delivery followed by overnight next business day delivery, as follows:

To the Company:	White River Energy Corp,
609 West Dickson St. Suite 102G,
Fayetteville, AR 72701
Attention: Jay Puchir
Email: jpuchir@white-river.com

With a Copy to:	Michael D. Harris, Esq.
Nason, Yeager, Gerson, Harris & Fumero, P.A.
3001 PGA Boulevard, Suite 305
Palm Beach Gardens, FL 33410
Telephone: (561) 686-3307
Email: mharris@nasonyeager.com

To the Investor:	At the address on the signature page

or to such other address as any of them, by notice to the other may designate from time to time. Time shall be counted from the date of transmission.

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14. Attorneys’ Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

15. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

16. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

17. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of New York.

18. Reserved.

19. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

20. Force Majeure. The Company shall be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond its control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, interruption of telecommunications facilities, pandemic, labor dispute, unavoidable breakdown, civil unrest or disruption to the extent that any such circumstances affect the Company’s ability to perform its obligations under this Agreement or the ability of the Commission to perform its responsibilities under the Securities Act.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

THE COMPANY:

WHITE RIVER ENERGY CORP

By:	/s/ Jay Puchir
Jay Puchir
Chief Executive Officer

INVESTOR:

CENTRECOURT ASSET MANAGEMENT LLC

/s/ Richard Smithline
Signature

Richard L. Smithline
Printed Name of Investor

CEO
Title of Authorized Signatory if Investor
is a corporation or other entity

Signature of spouse or co-owner, if any

Address of Investor

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